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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of report (Date of earliest event reported):

                               November 21, 2003


                          Schering-Plough Corporation
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    1-6571                  22-1918501
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)


         2000 Galloping Hill Road                               07033
           Kenilworth, NJ 07033
(Address of Principal Executive Offices)                      (Zip Code)


     Registrant's telephone number, including area code:     (908) 298-4000



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Item 5. Other Events and Regulation FD Disclosure.

Schering-Plough Corporation issued a press release titled "Schering-Plough Announces Pricing of Senior Notes Offering and Increase in Offering to $2.4 Billion" on November 21, 2003, and the press release is attached to this 8-K as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this 8-K:

99.1 Press release titled "Schering-Plough Announces Pricing of Senior Notes Offering and Increase in Offering to $2.4 Billion"


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                                   Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Schering-Plough Corporation



                                            By:/s/ Thomas H. Kelly
                                               -----------------------------
                                               Thomas H. Kelly
                                               Vice President and Controller

Date:  November 21, 2003


























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                                 Exhibit Index
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The following exhibits are filed with this 8-K:


99.1 Press release titled "Schering-Plough Announces Pricing of Senior Notes Offering and Increase in Offering to $2.4 Billion"